                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 ------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 6, 1996

                           ROADMASTER INDUSTRIES, INC.
                         (D/B/A RDM SPORTS GROUP, INC.)
             (Exact name of Registrant as Specified in its Charter)


                                 ------------


         DELAWARE                         0-16482                    84-1065239
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             250 SPRING STREET, N.W
                                  SUITE 3 SOUTH
                             ATLANTA, GEORGIA 30303
                                 (404) 586-9000

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 ------------

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



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported, on July 18, 1996, Roadmaster Industries, Inc. (doing business under the name RDM Sports Group, Inc. since September 6, 1996 and hereinafter the "Company") and its then Roadmaster Corporation subsidiary entered into a definitive agreement (the "Agreement") with Brunswick Corporation ("Brunswick"), pursuant to which Brunswick was to acquire all of the assets of the Company's bicycle and snow products business (such business, which also includes tricycles, wagons and junior ride-ons, is hereinafter sometimes referred to as the "Bike division") for approximately $212,000,000 in cash (the "Brunswick Transaction"). The Agreement also provides for: the assumption by Brunswick of trade payables affiliated with the bicycle and snow products being conveyed at the time of the closing, the grant to Brunswick of a long-term lease of the Olney, Illinois facility (such lease being estimated to have a present value of approximately $2.6 million), the assumption by Brunswick of certain long-term indebtedness consisting of Industrial Revenue Bonds and UDAG loans (the assumption of which Industrial Revenue Bonds and UDAG loans will result in a reduction to the purchase price), and the establishment by the Company of an escrow account in the amount of $10,000,000 to secure the costs of the environmental remediation of the property at the Olney, Illinois facility, for which the Corporation has indemnified Brunswick. At closing, the Company repaid the UDAG loans; accordingly, the purchase price was not adjusted for the assumption of such loans. The purchase price also is subject to adjustment for changes in working capital between December 31, 1995 and the Closing Date. The Agreement was approved by the Company's Board of Directors on July 18, 1996. The transaction was subject to satisfaction of certain conditions set forth in the Agreement, including, without limitation, the consent of the Company's lenders under its Bank Credit Agreement and waivers (the "Waivers") of certain provisions of the Indenture governing the Company's 11 3/4% Senior Subordinated Notes due 2002 (the "Notes") by the holders of the required majority of such Notes.

         On August 2, 1996, the Company commenced an Offer to Purchase and Consent Solicitation to the holders of its Notes, whereby the Company offered to purchase all of its outstanding Notes at a purchase price equal to one hundred percent (100%) of such Notes' principal amount, plus accrued but unpaid interest. Such Offer terminated on August 29, 1996. Consents to the required Waivers under the Indenture were obtained from the holders of $88,433,000 principal amount of the Notes. Of such amount, $88,227,000 also were tendered for purchase. The Waivers to the relevant Indenture provisions were effected thereafter.

         On September 6, 1996, the Company terminated its then existing bank credit agreement and entered into a new bank credit agreement (the "Bank Credit Agreement"). The Bank Credit Agreement has a three year term and provides for borrowings of up to $130,000,000, based on eligible trade receivables and inventory. Interest under the new Bank Credit Agreement is calculated at the Agent's Reference Rate (as defined in the Bank Credit Agreement) plus 1.25% and includes a LIBOR Rate option which equals LIBOR plus 1.25%. The monthly unused facility fee is .25% on the available unused portion of the facility provided by the Bank Credit Agreement. Borrowings under the Bank Credit Agreement are secured by security interests in substantially all of the assets of the Company. The Bank Credit Agreement requires the maintenance of various financial and other covenants, including minimum net worth, earnings to interest expense coverage and prohibitions on various transactions without the consent of the Lender.


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





         Following implementation of the Waivers and concurrent with the execution of the new Bank Credit Agreement, the Brunswick Transaction was consummated on September 6, 1996. The Company used the net proceeds to reduce its outstanding indebtedness under its old bank credit agreement by approximately $75,000,000 and to purchase $88,227,000 principal amounts of its Notes for one hundred percent of their principal amount, plus accrued but unpaid interest to the date of repurchase.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         The information required by Item 7 is set forth below, except for the balance sheet which is incorporated by reference from the Company's Form 10-Q for the quarter ended September 28, 1996, which has previously been filed with the Commission.

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



                  ROADMASTER INDUSTRIES, INC. AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                    DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA

                                                                        PRO FORMA ADJUSTMENTS
                                                      -------------------------------------------------------------
                                                                                      Roadmaster Industries, Inc.
                                                      Nelson/Weather-Rite, Inc.              Bike Division
                                                      -------------------------     -------------------------------
                                                      For the year                     For the year
                      Roadmaster Industries, Inc.        ended            Other           ended            Other
                         for the year ended           December 31,     Pro Forma       December 31,     Pro Forma       Pro Forma
                          December 31, 1995               1995         Adjustments         1995         Adjustments        Total
Net sales                             730,875               96,449                          211,065                        423,361
Cost of sales                         644,268               71,501                          186,472                        386,295
                                  -----------                                                                           -----------
   Gross profit                        86,607                                                                               37,066

Selling, general and
administrative
expenses                               92,814               15,384       (105) (1)            8,672         (30) (5)        68,623

Impairment Loss                        23,500                                                                               23,500

Restructuring expenses                  7,521                                                                                7,521

Other expense/
(benefit), net:
   Interest                            35,470                3,181     (7,970) (2)              509     (16,662) (6)         7,148
   Other non-operating                  7,785                  911        (11) (3)              409                          6,454
                                  -----------                                                                           -----------
                                       43,255                                                                               13,602
Loss before
income tax
(benefit)/expense and             -----------                                                                           -----------
extraordinary item:                   (80,483)                                                                             (76,180)

Income tax
(benefit)/expense                     (29,479)               2,212       3,073 (4)            5,701       6,343 (7)        (27,976)

Loss before                       -----------                                                                           -----------
extraordinary item:                   (51,004)                                                                             (48,204)

Loss per common
share, primary and fully
diluted:
   Loss before
   extraordinary item:                 ($1.04)                                                                              ($0.98)

Weighted average common
shares outstanding and
common stock equivalents:
   Primary and fully
   diluted                             49,004                                                                               49.004
                                  ===========                                                                           ===========

Note 1: The pro forma income statement does not include the gain on the sale of Nelson/Weather-Rite, Inc. or the Roadmaster Industries, Inc. Bike division, which is estimated to be $31,354 and $90,110, respectively, before income taxes based on the December 31, 1995 financial statements.

(1) Represents the elimination of the Nelson/Weather-Rite, Inc. related legal fees incurred by the former parent corporation.

(2) Represents the elimination of interest expense related to the reduction of the revolving lines of credit under the Company's Bank Credit Agreement associated with the sale of Nelson/Weather-Rite, Inc..

(3) Represents the elimination of the amortization expense related to MZH, Inc., a subsidiary of Nelson/Weather-Rite, Inc..

(4) Represents the tax effect of the Nelson/Weather-Rite, Inc. other pro-forma adjustments at the statutory rate of 38%.

(5) Represents the elimination of the Roadmaster Industries, Inc. Bike division related legal fees incurred by the former parent corporation.

(6) Represents the elimination of $6,063 of interest expense related to the reduction of the revolving lines of credit under the Company's Bank Credit Agreement and the elimination of $10,179 of interest expense and $420 of amortization expense related to the repurchase of $88,227 of the 11 3/4% Senior Subordinated Notes due 2002 of Roadmaster Industries, Inc.
      effected in connection with the sale of the Roadmaster Industries, Inc. Bike division.

(7) Represents the tax effect of the Roadmaster Industries, Inc. Bike division other pro forma adjustments at the statutory rate of 38%.

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



                  ROADMASTER INDUSTRIES, INC. AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                 FOR THE NINE MONTHS ENDED SEPTEMBER 28, 1996
                  DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA

                                                                          PRO FORMA ADJUSTMENTS
                                                      ----------------------------------------------------------------
                                                           Nelson/Weather-Rite,          Roadmaster Industries, Inc.
                                                                    Inc.                         Bike division
                                    Roadmaster        ------------------------------    ------------------------------
                                Industries, Inc. for                                    For the period
                                  the nine months     For the period        Other           ended             Other
                                  ended September          ended          Pro Forma      September 6,       Pro Forma     Pro Forma
                                     28, 1996          March 8, 1996     Adjustments        1996           Adjustments      Total
Net sales                                   304,235         18,767                         106,024                        179,444
Cost of sales                               291,866         14,705                          95,930                        181,231
                                       ------------                                                                     ---------
   Gross profit/(loss)                       12,369                                                                       (1,787)

Selling, general and
administrative expenses                      68,630          3,243         (49) (1)          6,495          (210) (6)      58,633

Restructuring expenses                        4,262                                                                         4,262

Other expense/(benefit), net:
   Interest                                  19,920            543      (1,393) (2)            385       (10,705) (7)       6,894
   Gain on sale of subsidiaries             (98,475)                     20,151 (3)                        78,324 (8)           0
   Other non-operating                        8,472            156        (212) (4)            608                          7,496
                                       ------------                                                                     ---------
                                            (70,083)                                                                       14,390
Earnings/(loss) before
income tax expense/(benefit)
and extraordinary item:                ------------                                                                     ---------
                                              9,560                                                                       (79,072)
Income tax expense/(benefit)                  5,416             45      (9,522) (5)            990       (25,615) (9)     (30,756)

Income/(loss) before
extraordinary item:                    ------------                                                                     ---------
                                              4,144                                                                       (48,316)
Earnings/loss per common share,
primary and fully diluted:
   Income/loss before
   extraordinary item:                        $0.08                                                                        ($0.97)

Weighted average common shares
outstanding and common stock
equivalents:
   Primary and fully diluted                 48,870                                                                        49,870
                                       ============                                                                     =========

(1) Represents the elimination of the Nelson/Weather-Rite, Inc. related legal fees incurred by the former parent corporation.

(2) Represents the elimination of interest expense related to the reduction of the revolving lines of credit under the Company's Bank Credit Agreement associated with the sale of Nelson/Weather-Rite, Inc..

(3) Represents the elimination of the gain on the sale of Nelson/Weather-Rite, Inc., which is estimated to be $20,151 before income taxes on the September 28, 1996 financial statements.

(4) Represents the elimination of amortization expenses related to MZH, Inc., a subsidiary of Nelson/Weather-Rite, Inc..

(5) Represents the tax effect of the Nelson/Weather-Rite, Inc. interest, expense and other non-operating income at the statutory rate of 38% and the gain on the sale of Nelson//Weather-Rite, Inc. at a rate of 50.4%.

(6) Represents the elimination of the Roadmaster Industries, Inc. Bike division related legal fees incurred by the former parent corporation.

(7) Represents the elimination of $3,815 of interest expense related to the reduction of the revolving lines of credit under the Company's Bank Credit Agreement and the elimination of $6,445 of interest expense and $435 of amortization expense related to the repurchase of $88,227 of the 11 3/4% Senior Subordinated Notes due 2002, effected in connection with the sale of the Roadmaster Industries, Inc. Bike division.

(8) Represents the elimination of the gain on the sale of the Roadmaster Industries, Inc. Bike division, which is estimated to be $78,324 before income taxes based on the September 28, 1996 financial statements.

(9) Represents the tax effect of the Roadmaster Industries, Inc. Bike division other pro forma adjustments at the statutory rate of 38%.


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



EXHIBITS.

23.1              Consent of Arthur Andersen, LLP



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROADMASTER INDUSTRIES, INC.
                                        (d/b/a RDM Sports Group, Inc.)



Date:  November 20, 1996                By:     /s/ Charles E. Sanders
                                           ---------------------------
                                                 Charles E. Sanders
                                                 Vice President and Secretary
                                                 (Principal Accounting Officer)


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